Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                              U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with Annual Report of KeySpan Corporation (the "Corporation") on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gerald Luterman, Executive Vice President and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


                                            /s/ Gerald Luterman
                                            -------------------
                                            Name: Gerald Luterman
                                            Title: Executive Vice President and
                                            Chief Financial Officer
                                            Date: March 6, 2003



Note: A signed original of this written statement required by Section 906 has been provided to KeySpan Corporation and will be retained by KeySpan Corporation and furnished to the Securities and Exchange Commission or its staff upon request.